PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG ADVISOR FOCUS FUND
                               CLASSES A, B, AND C


                 Supplement to the Prospectus dated May 1, 2002

REORGANIZATION OF THE FUND
Previously, the Board of Directors (Board) approved the reorganization, subject to shareholder approval, of the Strong Advisor Focus Fund into the Strong Advisor Select Fund. Due in part to the improved year-to-date investment performance of the Fund and the contractual expense cap of 1.50%, 2.25%, and 2.25% placed on the Fund's Class A, Class B, and Class C shares, respectively, through May 1, 2003, the Board has reconsidered the proposed reorganization and decided not to proceed at this time. Consequently, effective immediately, the Strong Advisor Focus Fund is reopened to investors and the Agreement and Plan of Reorganization between the Strong Advisor Focus Fund and the Strong Advisor Select Fund is terminated.


            If you have any questions, please call us, day or night,
                at 1-800-368-1683, 24 hours a day, 7 days a week.

           The date of this Prospectus Supplement is August 26, 2002.



























                                                            AFC0802/WH2036 08-02